UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2013 (October 23, 2013)

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

810 Seventh Avenue, 35th Floor, New York, New York, 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2013, Delcath Systems, Inc. (the “Company”) entered into Subscription Agreements (collectively, the “Subscription Agreement”) with investors who agreed to purchase an aggregate of 20,960,000 shares (the “Common Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase an aggregate of 9,432,000 shares of Common Stock (the “Warrant Shares,” and, together with the Common Shares, the “Shares”) for a purchase price of $0.36 per Common Share and corresponding Warrant, or an aggregate of $7.5 million in gross proceeds. The Warrants can be exercised during the period commencing on the date six months after the date of issuance and ending on October 28, 2018 and may be exercised at a price of $0.44 per share. The Company does not intend to apply for listing of the Warrants on any national securities exchange or other nationally recognized trading system. The forms of Subscription Agreement and Warrant are filed as Exhibits 10.1 and 4.1 to this Current Report on Form 8-K and are incorporated herein by this reference. The descriptions of the material terms of the Subscription Agreement and the Warrant are qualified in their entirety by reference to Exhibits 10.1 and 4.1, respectively.

Roth Capital Partners, LLC (“Roth”) acted as placement agent for this offering of the Common Shares and Warrants. The Company has agreed to pay Roth a commission of 7% of the gross proceeds of the offering, or an aggregate of $528,192. The Company also agreed to reimburse Roth for its out-of-pocket expenses in an amount not to exceed $20,000 without the Company’s prior approval, such approval not to be unreasonably withheld. In connection with the offering, the Company and Roth entered into a Placement Agency Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by this reference. The description of the material terms of the Placement Agency Agreement is qualified in its entirety by reference to Exhibit 10.2.

The Shares and Warrants were offered and sold under the Company’s shelf registration statement on Form S-3 (File Number 333-183675). The offering closed on October 28, 2013.

The net proceeds to us from the offering are approximately $6.8 million after placement agent fees and other estimated offering expenses payable by the Company, and excluding any proceeds the Company may receive upon exercise of the warrants to be issued in the offering.

Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Company, has issued an opinion to the Company, dated October 28, 2013, regarding the securities to be sold in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On October 23, 2013, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to purchase shares of Common Stock

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

10.1	Form of Subscription Agreement, dated as of October 23, 2013, between the Company and the investors in the offering

10.2	Placement Agency Agreement, dated October 23, 2013, between the Company and Roth Capital Partners, LLC

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

99.1	Press Release of Delcath Systems, Inc., dated October 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: October 28, 2013	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant to purchase shares of Common Stock

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

10.1	Form of Subscription Agreement, dated as of October 23, 2013, between the Company and the investors in the offering

10.2	Placement Agency Agreement, dated October 23, 2013, between the Company and Roth Capital Partners, LLC

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

99.1	Press Release of Delcath Systems, Inc., dated October 23, 2013